UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road	28277
Charlotte, NC
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On April 11, 2024, RXO, Inc. (the “Company”) entered into Amendment No. 2 to the Revolving Credit Agreement (the “Amendment”), with the lenders party thereto and Citibank, N.A., as administrative agent, which Amendment amends the Revolving Credit Agreement, dated as of October 18, 2022, among the Company, the guarantors from time to time party thereto, the lenders and other parties from time to time party thereto and Citibank, N.A., as administrative agent (the “Revolver”).
The Amendment increases the consolidated leverage ratio financial covenant level applicable under the Revolver from the fiscal quarter ending June 30, 2024 through the fiscal quarter ending March 31, 2025 (the “Covenant Relief Period”), as follows: (i) to 4.25:1.00 for the fiscal quarters ending June 30, 2024 and September 30, 2024; (ii) to 4.00:1.00 for the fiscal quarter ending December 31, 2024; (iii) to 3.75:1.00 for the fiscal quarter ending March 31, 2025; and (iv) returns to 3.50:1.00 beginning with the fiscal quarter ending June 30, 2025. In addition, during the Covenant Relief Period, the Company and its subsidiaries are subject to restrictions with respect to paying dividends or other distributions on equity interests, share repurchases, and other restricted payments, as well as certain material acquisitions, in each case subject to certain exceptions.
The Amendment also permits the Company to elect to terminate the Covenant Relief Period and the restrictions thereunder if the consolidated leverage ratio financial covenant level applicable under the Revolver as of any fiscal quarter end is not greater than 3.50:1.00.
The foregoing description of the Amendment does not propose to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the Revolving Credit Agreement, dated as of April 11, 2024, entered into by and among RXO, Inc., each lender party thereto and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024	RXO, INC.

	By:	/s/ James E. Harris
James E. Harris
Chief Financial Officer